Exhibit 77Q1(a)


THE WACHOVIA FUNDS

Amendment No. 16
to the
AMENDED AND RESTATED DECLARATION OF TRUST dated February 24, 1992


	Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

Wachovia Balanced Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Emerging Markets Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Equity Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Equity Index Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Executive Equity Fund
Institutional Shares
Institutional Service Shares
Wachovia Executive Fixed Income Fund
Institutional Shares
Institutional Service Shares
Wachovia Fixed Income Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Growth & Income Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Intermediate Fixed Income Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Money Market Fund
Institutional Shares
Investment Shares
Wachovia Personal Equity Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Prime Cash Management Fund
Institutional Shares
Wachovia Quantitative Equity Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Short-Term Fixed Income Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Special Values Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Tax-Free Money Market Fund
Institutional Shares
Investment Shares
Wachovia U.S. Treasury Money Market Fund
Institutional Shares
Investment Shares"

	The undersigned certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 2nd day of March, 2000.

	WITNESS the due execution hereof this 2nd day of March, 2000.



/s/ James A. Hanley		/s/ Samuel E. Hudgins
James A. Hanley		Samuel E. Hudgins


/s/ D. Dean Kaylor		/s/ Dr. Alvin J. Schexnider
D. Dean Kaylor 		Dr. Alvin J. Schexnider


/s/ Charles S. Way, Jr.
Charles S. Way, Jr.


Exhibit 77Q1(b)


THE WACHOVIA FUNDS

Amendment No. 17
to the
DECLARATION OF TRUST

Dated November 19, 1991


	THIS Declaration of Trust is amended as follows:

A.	Strike the first sentence of Section 5 of Article XII
from the Declaration of Trust and substitute in its place the following:

Section 5. Offices of the Trust, Filing of Copies, Headings, Counterparts. The Trust shall maintain a usual place of business in Massachusetts, which, initially, shall be c/o Donnelly, Conroy & Gelhaar, 73 Tremont Street, Boston, Massachusetts 02108, and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts.

	The undersigned, Vice President, hereby certifies that the above-stated Amendment is a true and correct
Amendment to the Declaration of Trust, as adopted by the Board of Trustees by Unanimous Consent on the 28th day of January, 2000.

	WITNESS the due execution hereof this 29th day of January, 2000.


/s/ James E. Ostrowski
James E. Ostrowski, Vice President


Exhibit 77Q1(c)


THE WACHOVIA FUNDS
Amendment No. 18
to the
AMENDED AND RESTATED DECLARATION OF TRUST dated February 24, 1992

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

Section 5.  Establishment and Designation of Series or Class.
Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

Wachovia Balanced Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Blue Chip Value Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Emerging Markets Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Equity Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Equity Index Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Executive Fixed Income Fund
Institutional Shares
Institutional Service Shares
Wachovia Fixed Income Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Growth & Income Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Intermediate Fixed Income Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Money Market Fund
Institutional Shares
Investment Shares
Wachovia New Horizons Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Personal Equity Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Prime Cash Management Fund
Institutional Shares
Wachovia Quantitative Equity Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Short-Term Fixed Income Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Special Values Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Tax-Free Money Market Fund
Institutional Shares
Investment Shares
Wachovia U.S. Treasury Money Market Fund
Institutional Shares
Investment Shares"

	The undersigned certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 7th day of September, 2000.

	WITNESS the due execution hereof this 7th day of September, 2000.


/s/ James A. Hanley		/s/ Samuel E. Hudgins
James A. Hanley		Samuel E. Hudgins


/s/ D. Dean Kaylor		/s/ Dr. Alvin J. Schnexider
D. Dean Kaylor 		Dr. Alvin J. Schexnider


/s/ Charles S. Way, Jr.
Charles S. Way, Jr.


Exhibit 77Q1(d)


THE WACHOVIA FUNDS
Amendment No. 19
to the
AMENDED AND RESTATED DECLARATION OF TRUST dated February 24, 1992

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

Section 5.  Establishment and Designation of Series or Class.
Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

Wachovia Balanced Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Blue Chip Value Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Emerging Markets Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Equity Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Equity Index Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Executive Fixed Income Fund
Institutional Shares
Institutional Service Shares
Wachovia Fixed Income Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Growth & Income Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Intermediate Fixed Income Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia International Equity Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Money Market Fund
Institutional Shares
Investment Shares
Wachovia New Horizons Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Personal Equity Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Prime Cash Management Fund
Institutional Shares
Wachovia Quantitative Equity Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Short-Term Fixed Income Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Special Values Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Tax-Free Money Market Fund
Institutional Shares
Investment Shares
Wachovia U.S. Treasury Money Market Fund
Institutional Shares
Investment Shares"

	The undersigned certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 7th day of December, 2000.

	WITNESS the due execution hereof this 7th day of December, 2000.


/s/ James A. Hanley		/s/ Samuel E. Hudgins
James A. Hanley		Samuel E. Hudgins


/s/ D. Dean Kaylor		/s/ Dr. Alvin J. Schexnider
D. Dean Kaylor 		Dr. Alvin J. Schexnider


/s/ Charles S. Way, Jr.
Charles S. Way, Jr.


Exhibit 77Q1(e)


THE WACHOVIA FUNDS
Amendment No. 20
to the
AMENDED AND RESTATED DECLARATION OF TRUST dated February 24, 1992

This Declaration of Trust is amended as follows:

1.	Strike the first paragraph of Section 5 of Article III
from the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in
Article XII, Section 8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

Wachovia Balanced Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Blue Chip Value Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Emerging Markets Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Equity Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Equity Index Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Executive Fixed Income Fund
Institutional Shares
Institutional Service Shares
Wachovia Fixed Income Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Growth & Income Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Intermediate Fixed Income Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia International Equity Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Money Market Fund
Institutional Shares
Investment Shares
Wachovia New Horizons Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Personal Equity Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Prime Cash Management Fund
Institutional Shares
Wachovia Quantitative Equity Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Short-Term Fixed Income Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Special Values Fund
Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Wachovia Tax-Free Money Market Fund
Institutional Shares
Investment Shares
Wachovia U.S. Treasury Money Market Fund
Institutional Shares
Investment Shares"

2.	Strike subsection (a) of Section 3 of Article IV from the
Declaration of Trust and substitute in its place the following:



(a)	The term of office of a Trustee shall expire at the end of
the calendar year in which (s)he reaches age seventy-two (72), provided however, that the term of office of any Trustee who is serving as a Trustee on March 1, 2001 and who is age sixty-nine
(69) or older on such date shall expire at the end of the calendar year in which (s)he reaches age seventy-four (74);

3.	Strike the first sentence of Section 5 of Article XII from
the Declaration of Trust and substitute in its place the following:

Section 5. Offices of the Trust, Filing of Copies, Headings, Counterparts. The Trust shall maintain a usual place of business in Massachusetts, which shall be determined by the Trustees, and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts.

	The undersigned certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 1st day of March, 2001.

	WITNESS the due execution hereof this 1st day of March, 2001.


/s/ James A. Hanley		/s/ Samuel E. Hudgins
James A. Hanley		Samuel E. Hudgins


/s/ D. Dean Kaylor		/s/ Dr. Alvin J. Schexnider
D. Dean Kaylor 		Dr. Alvin J. Schexnider


/s/ Charles S. Way, Jr.
Charles S. Way, Jr.